UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 23, 2018

FOUNDATION BUILDING MATERIALS, INC.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-38009	81-4259606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2741 Walnut Avenue, Suite 200, Tustin, California	92780
(Address of Principal Executive Offices)	(Zip Code)

(714) 380-3127
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 27, 2018, Foundation Building Materials, Inc. (the “Company”) issued a press release announcing its financial results for its fourth quarter and year ended December 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information included or incorporated by reference in this Item 2.02, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.08. Shareholder Director Nominations.

On February 23, 2018, the Company's Board of Directors determined that the Company's first annual meeting of stockholders (the "Annual Meeting") will be held on Thursday, May 17, 2018, at 1:00 p.m., Pacific Daylight Time at the Company's headquarters located at 2741 Walnut Avenue, Suite 200, Tustin, California 92780. The Board has established the close of business on March 26, 2018 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

If any stockholder of the Company intends to nominate a person for election to the Board of Directors or to propose other business for consideration at the Annual Meeting, including any proposal made pursuant to Rule 14a-8 under the Exchange Act, the deadline for submitting notice of such nomination or proposal, including any notice on Schedule 14N, is the close of business on March 12, 2018. Any notice should be delivered to the Company at 2741 Walnut Avenue, Suite 200, Tustin, California 92780, Attention: Legal Department.  Any nomination or proposal must comply with Delaware law, the rules and regulations of the SEC and the Company's amended and restated bylaws, as applicable.

Item 7.01. Regulation FD.

The Company intends to reference a slide deck (the “Presentation”) during the Company’s conference call to discuss its financial results for its fourth quarter and year ended December 31, 2017. A copy of the Presentation can be accessed on the Company’s website – investors.fbmsales.com by going to the "Events and Presentations" section and selecting "Read More Events and Presentations."

The information included in this Item 7.01 is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Foundation Building Materials, Inc. on February 27, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDATION BUILDING MATERIALS, INC.

Date: February 27, 2018	By:	/s / Richard Tilley
	Name:	Richard Tilley
	Title:	Vice President, General Counsel and Secretary